Exhibit 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT NOTWITHSTANDING THE FOREGOING. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF.

OPTIONS MEDIA GROUP HOLDINGS, INC.

7% SENIOR SECURED PROMISSORY NOTE

(non-negotiable)

$900,000.00	July 18, 2008

FOR VALUE RECEIVED Options Media Group Holdings, Inc., a Nevada corporation (the "Company"), promises to pay to GRQ Consultants, Inc. 401K (the "Holder""), the principal amount of Nine Hundred Thousand Dollars ($900,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of this Note on the unpaid principal balance at a rate equal to seven percent (7%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then accrued but unpaid interest and any other amounts payable hereunder, shall be due and payable on September 18, 2008 (the "Maturity Date").

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.

Event of Default.

(a)

For purposes of this Note, an "Event of Default" means:

(i)

the Company shall default in the payment of interest and/or principal on this Note; or

(ii)

the Company shall fail to materially perform any covenant, term, provision, condition, agreement or obligation of the Company under this Note (other than for non-payment) and such failure shall continue uncured for a period of ten (l0) business days after notice from the Holder of such failure; or

(iii) the Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

(iv) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(v) any governmental agency or any court of competent jurisdiction at the insistence of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

(vi) the Company shall sell or otherwise transfer all or substantially all of its assets; or

(vii) bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within thirty (30) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceeding; or

(viii) the Company or any of its subsidiaries that are a party thereto breaches any covenant or other term or condition of the Security Agreement (as defined below) (after giving effect to any grace period set forth in such Security Agreement relating to any such breach); or

(ix) any lien created by the Security Agreement shall at any time fail to constitute a valid first priority perfected lien on all of the collateral purported to be secured thereby;

or the Company shall be in material default of any of its indebtedness that gives the holder thereof the right to accelerate such indebtedness.

(b)

Upon the occurrence of an Event of Default, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of the Holder, be immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.

2.

Seniority. The indebtedness evidenced by this Note is hereby expressly senior, in right of payment to the prior payment in full of all of the Company's existing and future Subordinated Indebtedness. As used in this Note, the term "Subordinated Indebtedness"

shall mean the principal of and unpaid accrued interest on (i) indebtedness of the Company and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Subordinated Indebtedness, or any indebtedness arising from the satisfaction of such Subordinated Indebtedness by a guarantor. Holder shall execute any intercreditor agreement requested by the Company to give effect to the foregoing seniority.

3.

Security Interest. This Note is secured by a security interest granted to the Holder pursuant to a Security Agreement dated the date hereof (the "Security Agreement"), as delivered by the Company to Holder. The Company acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Company, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under this Note and any other agreement to which the Company and Holder are parties (collectively, "Loan Documents").

4.

Future Indebtedness. The Company agrees that from the date hereof until the first date on which all principal and accrued interest on the Note are paid in full, the Company shall not incur, or suffer to exist and Indebtedness or Liens other than Permitted Indebtedness and Permitted Liens. Terms not described in this paragraph 4 are defined on Schedule A.

5.

Prepayment. The Company may prepay this Note at any time, in whole or in part, provided any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

6.

Negative Pledge. Without the approval of Holder, the Company will not. and will not permit Options Acquisitions Sub, Inc. to create or suffer to exist any Lien upon the Collateral (as defined in the Security Agreement) other than a first priority security interest in and upon the collateral to Lenders.

7.

Subsequent Placements. The Company agrees that from the date hereof until the first date on which all principal and accrued interest on the Note are paid in full, that the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement"), unless 100% of the gross proceeds from such Subsequent Placement are used by the Company towards the repayment of this Note (with such repayment to be made simultaneous with the closing of such Subsequent Placement). Terms not described in this paragraph 4 are defined on Schedule A.

8.

Miscellaneous.

(a)

Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company shall execute and deliver, in lieu of this Note, a new note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note.

(b)

Payment. All payments under this Note shall be made in lawful tender of the United States.

(c)

Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(d)

Usury. In the event that any interest paid on this Note is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(e)

Waiver and Amendment. Any provision of this Note may be amended, waived or modified only by an instrument in writing signed by the party against which enforcement of the same is sought

(f)

Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation. nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:

Options Media Group Holdings, Inc.

240 Old Federal Highway

Suite 100

Hallandale, FL 33009

Attn: Chief Executive Officer

To Holder:

GRQ Consultants, Inc. 401K

595 South Federal Highway

Suite 600

Boca Raton, FL 33432

Attn: Barry Honig

(g)

Expenses; Attorneys’ Fees. If action is instituted to enforce or collect this Note, the Company promises to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by the Holder in connection with such action.

(h)

Successors and Assigns. This Note may not be assigned or transferred by the Holder without the prior written consent of the Company. Subject to the preceding sentence, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and permitted transferees of the parties.

(i)

Governing Law; Jurisdiction.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL AND SUBJECT MATTER JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. EACH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, (A) ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT; AND (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON EACH PARTY DULY SERVED WITH PROCESS THEREIN AND MAY BE ENFORCED IN THE COURTS OF THE JURISDICTION OF WHICH EITHER PARTY OR ANY OF THEIR PROPERTY IS SUBJECT, BY A SUIT UPON SUCH JUDGMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS, WHEREOF, the Company has caused this Note to be executed as of the date first above written by its duly authorized officer.

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:	/s/ SCOTT FROHMAN
Scan Frohman President